STAGECOACH FUNDS, INC.

                                  Strategic Income Fund
                           Class A, Class B and Class C Shares

                           SUPPLEMENT DATED MAY 10, 1999 TO THE
                    PROSPECTUS DATED NOVEMBER 15, 1998, AS PREVIOUSLY
                      SUPPLEMENTED MARCH 4, 1999 AND APRIL 23, 1999

                           On April 29, 1999, the Board of Directors of Stagecoach Funds, Inc. approved a non-fundamental investment policy change for the Strategic Income Fund (the "Fund") to reflect an upper limit of 35% investment of Fund assets in equity securities. Therefore, effective May 10, 1999, under the sub-heading "Permitted Investments" on page 18 of the Prospectus, replace the following:

o up to 60% of our total assets in a wide range of income-producing equity securities; with:

o up to 35% of our total assets in a wide range of income producing equity securities;